STATEMENT OF ADDITIONAL INFORMATION

Morgan Stanley

Prime Income Trust

January 30, 2009
as supplemented on February 6, 2009

This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the Prospectus for Morgan Stanley Prime Income Trust dated January 30, 2009. The Prospectus may be obtained without charge from the Trust at its address or telephone number listed below or from Morgan Stanley & Co. Incorporated at any of its branch offices.

The Trust's audited financial statements for the fiscal year ended September 30, 2008, including notes thereto, and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Trust's annual report. A copy of the Trust's Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley
Prime Income Trust
522 Fifth Avenue
New York, New York 10036
(800) 869-NEWS

TABLE OF CONTENTS

The Trust and its Adviser and Administrator	4

Investment Objective and Investment Restrictions	7

Management of the Trust	10

Control Persons and Principal Holders of Securities	19

Portfolio Transactions	19

Determination of Net Asset Value	20

Taxation	21

Description of Shares	23

Yield Information	24

Reports to Shareholders	25

Legal Counsel	25

Independent Registered Public Accounting Firm	25

Revenue Sharing	25

Additional Information	26

Appendix A Proxy Voting Policy and Procedures	A-1

Appendix B Description of Securities Rating	B-1

Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

"Custodian" — State Street Bank and Trust Company.

"Financial Advisors" — Morgan Stanley authorized financial services representatives.

"Independent Trustees" — Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Trust.

"Investment Adviser" — Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

"Morgan Stanley & Co." — Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Morgan Stanley Distributors" — Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Morgan Stanley Funds" — Registered investment companies for which the Morgan Stanley Investment Advisors Inc. serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

"Morgan Stanley Services" — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

"Morgan Stanley Trust" — Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

"Trust" — Morgan Stanley Prime Income Trust, a registered closed-end investment company.

"Trustees" — The Board of Trustees of the Trust.

THE TRUST AND ITS ADVISER AND ADMINISTRATOR

Morgan Stanley Prime Income Trust (the "Trust") is a closed-end, diversified management investment company whose investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust seeks to achieve its investment objective through investment primarily in senior collateralized loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers"). No assurance can be given that the Trust will achieve its investment objective. The Trust is designed primarily for long-term investment and not as a trading vehicle.

The Trust is a trust of a type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on August 17, 1989 under the name "Allstate Prime Income Trust." Effective March 1, 1993, the Trust Agreement was amended to change the name of the Trust to "Prime Income Trust." Such amendment was made upon the approval by the shareholders of an investment advisory agreement with Morgan Stanley Investment Advisors Inc. On June 22, 1998, the Trustees of the Trust adopted an Amendment to the Trust's Declaration of Trust changing its name to "Morgan Stanley Dean Witter Prime Income Trust." On June 18, 2001, the Trustees of the Trust adopted an Amendment to the Trust's Declaration of Trust changing its name to "Morgan Stanley Prime Income Trust." The Trust commenced operations on November 30, 1989, following completion of a firm commitment initial underwriting for 10,921,751 Shares, with net proceeds to the Trust of $109,217,510. The Trust commenced the continuous offering of its Shares on December 4, 1989. The Trust's principal office is located at 522 Fifth Avenue, New York, New York 10036 and its telephone number is (800) 869-NEWS. The Trust is offering continuously its Shares of beneficial interest, $0.01 par value (the "Shares"). See "Purchase of Shares" in the Prospectus.

An investment in Shares offers several benefits. The Trust offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of Senior Loans, a type of investment typically not available to individual investors. In managing such a portfolio, the Investment Adviser provides the Trust and its shareholders with professional credit analysis and portfolio diversification. The Trust also relieves the investor of burdensome administrative details involved in managing a portfolio of Senior Loans, even if they were available to individual investors. Such benefits are at least partially offset by the expenses involved in operating an investment company, which consist primarily of management and administrative fees and operational costs. See "Investment Advisory Agreement" and "Administrator and Administration Agreement" in the Prospectus.

On February 21, 1997, the Trust's Trustees approved a new investment advisory agreement (the "Advisory Agreement") with Morgan Stanley Investment Advisors Inc. in connection with the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. (the "Merger"). The Trust's shareholders voted to approve the Advisory Agreement with Morgan Stanley Investment Advisors Inc. at a Special Meeting of Shareholders held on May 20, 1997. The Advisory Agreement took effect on May 31, 1997 upon the consummation of the Merger. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. The Advisory Agreement is substantially identical to a prior investment advisory agreement which was initially approved by the Trust's Trustees on December 23, 1992 and by the Trust's shareholders on February 25, 1993, entered into with Morgan Stanley Investment Advisors as a consequence of the withdrawal of Allstate Investment Management Company from its investment company advisory activities and its concomitant resignation as the Trust's Investment Adviser.

The Investment Adviser and its wholly-owned subsidiary, Morgan Stanley Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 72 investment companies, 17 of which are listed on the New York Stock Exchange ("NYSE"), with combined assets of approximately $45.6 billion at November 28, 2008.

The Trust is managed within the Senior Loan team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Trust's portfolio are Jinny Kim and Jonathon Rabinowitz, each an Executive Director of the Investment Adviser.

Ms. Kim has been associated with the Investment Adviser in an investment management capacity since 1999 and began managing the Trust in June 2005. Mr. Rabinowitz has been associated with the Investment Adviser in an investment management capacity since August 2005 and began managing the Trust in February 2007.

The Investment Adviser is the investment adviser of the following investment companies, which are collectively referred to as the "Morgan Stanley Funds":

OPEN-END FUNDS

•  Active Assets California Tax-Free Trust

•  Active Assets Government Securities Trust

•  Active Assets Institutional Government Securities Trust

•  Active Assets Institutional Money Trust

•  Active Assets Money Trust

•  Active Assets Tax-Free Trust

•  Morgan Stanley Alternative Opportunities Fund

•  Morgan Stanley Balanced Fund

•  Morgan Stanley California Tax-Free Daily Income Trust

•  Morgan Stanley California Tax-Free Income Fund

•  Morgan Stanley Capital Opportunities Trust

•  Morgan Stanley Commodities Alpha Fund

•  Morgan Stanley Convertible Securities Trust

•  Morgan Stanley Dividend Growth Securities Inc.

•  Morgan Stanley Equally-Weighted S&P 500 Fund

•  Morgan Stanley European Equity Fund Inc.

•  Morgan Stanley Flexible Income Trust

•  Morgan Stanley Focus Growth Fund

•  Morgan Stanley Fundamental Value Fund

•  Morgan Stanley FX Alpha Plus Strategy Portfolio

•  Morgan Stanley FX Alpha Strategy Portfolio

•  Morgan Stanley Global Advantage Fund

•  Morgan Stanley Global Dividend Growth Securities

•  Morgan Stanley Global Infrastructure Fund

•  Morgan Stanley Health Sciences Trust

•  Morgan Stanley High Yield Securities Inc.

•  Morgan Stanley Income Trust

•  Morgan Stanley International Fund

•  Morgan Stanley International Value Equity Fund

•  Morgan Stanley Limited Duration Fund

•  Morgan Stanley Limited Duration U.S. Government Trust

•  Morgan Stanley Limited Term Municipal Trust

•  Morgan Stanley Liquid Asset Fund Inc.

•  Morgan Stanley Mid Cap Growth Fund

•  Morgan Stanley Mid-Cap Value Fund

•  Morgan Stanley Mortgage Securities Trust

•  Morgan Stanley Natural Resource Development Securities Inc.

•  Morgan Stanley New York Municipal Money Market Trust

•  Morgan Stanley New York Tax-Free Income Fund

•  Morgan Stanley Pacific Growth Fund

•  Morgan Stanley Real Estate Fund

•  Morgan Stanley S&P 500 Index Fund

•  Morgan Stanley Select Dimensions Investment Series

•  Morgan Stanley Small-Mid Special Value Fund

•  Morgan Stanley Special Growth Fund

•  Morgan Stanley Special Value Fund

•  Morgan Stanley Strategist Fund

•  Morgan Stanley Tax-Exempt Securities Trust

•  Morgan Stanley Tax-Free Daily Income Trust

•  Morgan Stanley Technology Fund

•  Morgan Stanley U.S. Government Money Market Trust

•  Morgan Stanley U.S. Government Securities Trust

•  Morgan Stanley U.S. Multi-Cap Alpha Fund

•  Morgan Stanley Value Fund

•  Morgan Stanley Variable Investment Series

CLOSED-END FUNDS

•  Morgan Stanley California Insured Municipal Income Trust

•  Morgan Stanley California Quality Municipal Securities

•  Morgan Stanley Income Securities Inc.

•  Morgan Stanley Insured California Municipal Securities

•  Morgan Stanley Insured Municipal Bond Trust

•  Morgan Stanley Insured Municipal Income Trust

•  Morgan Stanley Insured Municipal Securities

•  Morgan Stanley Insured Municipal Trust

•  Morgan Stanley Municipal Income Opportunities Trust

•  Morgan Stanley Municipal Income Opportunities Trust II

•  Morgan Stanley Municipal Income Opportunities Trust III

•  Morgan Stanley Municipal Premium Income Trust

•  Morgan Stanley New York Quality Municipal Securities

•  Morgan Stanley Prime Income Trust

•  Morgan Stanley Quality Municipal Income Trust

•  Morgan Stanley Quality Municipal Investment Trust

•  Morgan Stanley Quality Municipal Securities

On December 31, 1993, Morgan Stanley Investment Advisors effected an internal reorganization pursuant to which certain administrative activities previously performed by Morgan Stanley Investment Advisors would instead be performed by Morgan Stanley Services, a wholly-owned subsidiary of Morgan Stanley Investment Advisors. Accordingly, the Administration Agreement between Morgan Stanley Investment Advisors and the Trust was terminated and a new Administration Agreement between the Administrator and the Trust was entered into. The foregoing internal reorganization did not result in any change of the management of the Trust's Administrator. The nature and scope of the administrative services being provided to the Trust or any of the fees being paid by the Trust under the new Administration Agreement are identical to those of the previous Agreement. The term "Administrator" refers to Morgan Stanley Investment Advisors prior to this reorganization and to Morgan Stanley Services after December 31, 1993. Morgan Stanley Distributors Inc. (the "Distributor" or "Morgan Stanley Distributors"), the Distributor of the Trust's Shares, is an affiliate of Morgan Stanley Investment Advisors and Morgan Stanley Services and a wholly-owned subsidiary of Morgan Stanley.

In an earlier internal reorganization which took place in January 1993, investment company-related operations of Morgan Stanley DW Inc. ("Morgan Stanley DW") pursuant to which the administration activities that had been performed by Morgan Stanley DW's InterCapital Division were assumed by the then new company, Morgan Stanley Investment Advisors Inc., and the share distribution activities that had been performed by Morgan Stanley DW were assumed by a separate new company, Morgan Stanley Distributors. Morgan Stanley Investment Advisors refers to the InterCapital Division of Morgan Stanley DW prior to the internal reorganization and to Morgan Stanley Investment Advisors after the reorganization. This internal reorganization did not result in a change of management of the Administrator or Distributor.

The Administration Agreement was initially approved by the Trustees on April 17, 1996, in connection with the reincorporation of Morgan Stanley Services in the State of Delaware. The Administration Agreement is substantially identical to the prior administration agreement, initially approved by the Trustees on October 10, 1989, by the Investment Adviser as the sole shareholder on November 20, 1989 and by the Trust's shareholders at a Meeting of Shareholders on June 19, 1991 (the "Prior Administration Agreement"). At their meeting held on October 30, 1992, the Trustees of the Trust, including all the Independent Trustees, approved the assumption by Morgan Stanley Investment Advisors of Morgan Stanley DW's rights and duties under the Prior Administration Agreement, which assumption took place upon the reorganization described above. The Administration Agreement may be terminated at any time, without penalty, on thirty days notice by the Trustees of the Trust, by the holders of a majority, as defined in the Investment Company Act, of the outstanding Shares of the Trust, or by the Administrator. The Administration Agreement will automatically terminate in the event of its assignment (as defined in the Investment Company Act).

Under its terms, the new Administration Agreement with Morgan Stanley Services had an initial term ending April 30, 1997, and provides that it will continue from year to year thereafter, provided continuance of the Administration Agreement is approved at least annually by the vote of the holders of a majority (as defined in the Investment Company Act) of the outstanding voting securities of the Trust, or by the Trustees of the Trust; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

INVESTMENT OBJECTIVE AND INVESTMENT RESTRICTIONS

The Trust seeks to provide a high level of current income consistent with the preservation of capital. The Trust seeks to achieve its investment objective through investment primarily in senior collateralized loans to corporations, partnerships and other entities.

The investment restrictions listed below have been adopted by the Trust as fundamental policies, which may not be changed without the vote of a majority, as defined in the Investment Company Act, of the outstanding voting securities of the Trust. All other investment policies or practices, other than the Trust's investment policy with respect to Senior Loans, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. All percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total or net assets does not require elimination of any security from the portfolio, except in the case of borrowings and investments in illiquid securities.

The Trust will not:

1.  Invest more than 25% of the Trust's total assets in the securities of any one issuer or, with respect to 50% of the Trust's total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Trust's total assets would then be invested in securities of a single issuer or if as a result the Trust would hold more than 10% of the outstanding voting securities of any single issuer. For purposes of this restriction and restriction number two, the Trust will consider a Borrower to be the issuer of a Participation and, with respect to Participations under which the Trust does not have privity with the Borrower or would not have a direct cause of action against the Borrower in the event of its failure to pay scheduled principal or interest, the Trust will also separately meet the requirements contained in this investment restriction and consider each person interpositioned between the Borrower and the Trust to be an issuer of the Participation.

2.  Invest 25% or more of the value of its total assets in securities of issuers in any one industry (the electric, gas, water and telephone utility industries will be treated as separate industries for purposes of this restriction); provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that the Trust will (once at least 80% of the Trust's assets are invested in Senior Loans) invest more than 25% and may invest up to 100% of its total assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. (See restriction number one for the definition of issuer for purposes of this restriction.)

3.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Trust from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act, as amended from time to time.

4.  Borrow money, except that the Trust may borrow money to the extent permitted by (i) the Investment Company Act, (ii) the rules or regulations promulgated by the Commission under the Investment Company Act, or (iii) an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act.

5.  Issue senior securities, except the Trust may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act, as amended from time to time.

6.  Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Trust may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act, as amended from time to time.

7.  Engage in the underwriting of securities, except to the extent the Trust may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Trust.

8.  As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities).

9.  As to 75% of its total assets, purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer.

The Trust has adopted additional fundamental policies in relation to its repurchase offers, which similarly cannot be changed without the approval of the holders of a majority of the Trust's outstanding Shares. A description of these policies is provided in the Trust's Prospectus under the heading "Share Repurchases and Tenders."

As a matter of operating policy, which may be changed by the Trust's Board of Trustees without shareholder vote, the Trust will not:

1.  Make short sales of securities, except short sales against the box.

2.  Invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the Commission under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act, as amended from time to time.

3.  Write, purchase or sell puts, calls or combinations thereof, except for options on futures contracts or options on debt securities.

4.  Invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

The Trust generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Trust's investment objective. For example, the Trust may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Trust considers it advantageous to purchase or sell securities. The Trust anticipates that the annual portfolio turnover rate of the Trust will be less than 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Trust and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. The Trust's portfolio turnover rate for the fiscal year ended September 30, 2008 was 45%.

MANAGEMENT OF THE TRUST

A. Board of Trustees

The Board of Trustees of the Trust oversees the management of the Trust but does not itself manage the Trust. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Trust's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Trust in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. Management Information

Trustees and Officers. The Board of the Trust consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Nine Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other Trustee (the "Interested Trustee") is affiliated with the Investment Adviser.

The Independent Trustees of the Trust, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Trust Complex (defined below) overseen by each Independent Trustee (as of December 31, 2008) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996- 2004), Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy).

* This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 2004	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

* This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000); and Principal, Morgan Stanley & Co Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	161	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

* This is the earliest date the Trustee began serving the Retail Funds and the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Trust, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2008) and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and the Equitable Life Assurance Society of the United States (financial services).

* This is the earliest date the Trustee began serving the Retail Funds and the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2004).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2003) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Trust: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Sheri L. Schreck and Julien H. Yoo.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2008, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (as of December 31, 2008)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2008)
Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	$10,001 - $50,000	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael E. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	None	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

Independent Trustees And The Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. The Board has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Insurance, Valuation and Compliance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Insurance, Valuation and Compliance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Trust's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Trust has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Trust are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Trust's Audit Committee is an interested person, as defined under the Investment Company Act, of the Trust (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Trust under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Trust is Joseph J. Kearns.

The Board of Trustees of the Trust also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Trust's Board and on committees of such Board and recommends such qualified individuals for nomination by the Trust's Independent Trustees as candidates for election as Independent Trustees, advises the Trust's Board with respect to Board composition, procedures and committees, develops and recommends to the Trust's Board a set of corporate governance principles applicable to the Trust, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trust's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Trust are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

The Trust does not have a separate nominating committee. While the Trust's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Trust believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Trust. Persons recommended by the Trust's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Trust's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

The Board has formed an Insurance, Valuation and Compliance Committee to oversee the compliance function, review the valuation process, address insurance coverage and oversee the compliance function for the Trust and the Board. The Insurance, Valuation and Compliance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Insurance, Valuation and Compliance Committee is Michael Bozic. The Insurance, Valuation and Compliance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Trust. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Trust. The Investment Committee also recommends to the Board to approve or renew the Trust's Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1) Equity – W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2) Fixed Income – Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3) Money Market and Alternatives – Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund's fiscal year ended September 30, 2008, the Board of Trustees held the following meetings:

Board of Trustee	9
Committee/Sub-Committee:	Number of Meetings:
Audit Committee	4
Governance Committee	4
Insurance, Valuation and Compliance Committee	6
Insurance Sub-Committee	2
Investment Committee	5
Equity Sub-Committee	6
Fixed Income Sub-Committee	6
Money Market and Alternatives Sub-Committee	6

Advantages of Having Same Individuals as Trustees for the Retail Funds and Institutional Funds. The Independent Trustees and the Trust's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Trustee and Officer Indemnification. The Trust's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Shareholder Communications. Shareholders may send communications to the Trust's Board of Trustees. Shareholders should send communications intended for the Trust's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Trust's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. Compensation

Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Trust who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Trust for their services as Trustee.

Effective April 1, 2004, the Trust began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Trust.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Trust's Trustees from the Trust for the fiscal year ended September 30, 2008 and the aggregate compensation payable to each of the funds' Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2008.

Compensation(1)

Name of Independent Trustee:	Aggregate Compensation From the Trust(2)	Total Compensation From the Trust and Fund Complex Paid to Trustee(3)
Frank L. Bowman(2)	$1,357	$215,000
Michael Bozic	1,431	230,000
Kathleen A. Dennis	1,357	215,000
Manuel H. Johnson	1,613	260,000
Joseph J. Kearns(2)	1,703	286,250
Michael F. Klein	1,357	215,000
Michael E. Nugent	2,496	400,000
W. Allen Reed(2)	1,357	215,000
Fergus Reid	1,431	241,250
Name of Interested Trustee:
James F. Higgins	1,249	200,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year. The following trustees deferred compensation from the Fund during the fiscal year ended September 30, 2008: Mr. Bowman, $1,357; Mr.Kearns, $851; Mr. Reed, $1,357.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2008 before deferral by the Trustees under the DC Plan. As of December 31, 2008, the value (including interest) of the deferral accounts across the Fund Complex for Messrs Bowman, Kearns, Reed and Reid pursuant to the deferred compensation plans was $397,110, $761,543, $332,876 and $474,242, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including the Trust, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2008, and the estimated retirement benefits for the Independent Trustees from the Trust as of September 30, 2008 and from the Adopting Funds for each calendar year following retirement. Only the Trustees below participated in the retirement program.

Name of Independent Trustee:	Retirement benefits accrued as fund expenses		Estimated annual benefits upon retirement(1)
	By the Trust	By all Adopting Funds	From the Trust	From all Adopting Funds
Michael Bozic	$398	$17,198	$967	$45,874
Manuel H. Johnson	396	18,179	1,420	67,179
Michael E. Nugent	238	3,512	1,269	60,077

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following owned beneficially or of record 5% or more of the Shares of the Trust as of January 2, 2009: Morgan Stanley & Co., Harborside Financial Center, Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 85.04%.

The percentage ownership of shares of the Trust changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this SAI, the aggregate number of Shares of beneficial interest of the Trust owned by the Trust's Officers and Trustees as a group was less than 1% of the Trust's Shares of beneficial interest outstanding.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell interests in Senior Loans and other securities and effect hedging transactions for the Trust, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. With respect to interests in Senior Loans, the Trust generally will engage in privately negotiated transactions for their purchase or sale in which the Investment Adviser will negotiate on behalf of the Trust. The Trust may be required to pay fees, or forgo a portion of interest and any fees payable to the Trust, to the Selling Participant or the entity selling an Assignment to the Trust. The Investment Adviser will determine the Lenders and Selling Participants from whom the Trust will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. The secondary market for interests in Senior Loans is relatively illiquid. Although the Trust intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, such illiquidity may restrict the ability of the Investment Adviser to locate in a timely manner persons willing to purchase the Trust's interests in Senior Loans at a fair price should the Trust desire to sell such interests. See "Investment Objective and Policies."

With respect to portfolio securities other than Senior Loans, the Trust expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter ("OTC") market. Such securities are generally traded in the OTC market on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer. The Trust also expects that securities will be purchased at times in underwritten offerings, where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. For the fiscal years ended September 30, 2006, 2007 and 2008, the Trust paid a total of $16,823, $5,902 and $0, respectively, in brokerage commissions.

The policy of the Trust regarding purchases and sales of Senior Loans and securities and futures contracts for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies. In seeking to implement the Trust's policies, the Investment Adviser will effect transactions with those banks, brokers and dealers which the Investment Adviser believes provide the most favorable prices and who are capable of providing efficient executions. If the Investment Adviser believes such price and execution are obtainable from more than one bank, broker or dealer, it may give consideration to placing portfolio transactions with those banks, brokers and dealers who also furnish research and other services to the Trust or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

The information and services received by the Investment Adviser from banks, brokers and dealers may be of benefit to the Investment Adviser and its affiliates in the management of other accounts and may not in all cases benefit the Trust directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Adviser and thus reduce its expenses, it is of indeterminable value and the advisory fee paid to the Investment Adviser is not reduced by any amount that may be attributable to the value of such services.

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund's Investment Adviser.

During the fiscal year ended September 30, 2008, the Fund did not effect any principal transactions with Morgan Stanley & Co.

Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested" persons of the Trust, as defined in the Investment Company Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Trust's Shares is determined by calculating the total value of the Trust's assets, deducting its total liabilities, and dividing the result by the number of Shares outstanding. The net asset value will be computed as of 4:00 p.m. Eastern time on each business day on which the NYSE is open for trading (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). The Trust reserves the right to calculate the net asset value more frequently if deemed desirable.

Senior Loans are valued based on quotations received from an independent pricing service. Senior Loans for which quotations are unavailable are valued based on prices received from an independent pricing service that are calculated pursuant to a derived pricing methodology. The derived pricing methodology calculates a price for a Senior Loan by incorporating certain market information, including a Senior Loan's credit rating and interest rate, and comparing such information to Senior Loans in similar industries for which market information is available. All other Senior Loans are valued at their fair value in accordance with procedures established in good faith by the Board of Trustees of the Trust.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.

In these cases, the Trust's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Trust's portfolio securities may change on days when you will not be able to purchase or sell your shares.

TAXATION

Because the Trust intends to distribute all or substantially all of its net investment income and capital gains to shareholders during its taxable year and intends to otherwise comply with the requirements for qualification and taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), it is not expected that the Trust will be required to pay any federal income tax on its income and capital gains. If, however, any such net investment income or capital gains are retained, the Trust will pay federal income tax (and possibly an excise tax) thereon. In the case of retained capital gains, the Trust may make an election pursuant to which shareholders would have to include such retained gains in their income but would be able to claim their share of the tax paid by the Trust as a credit against their individual federal income tax. If the Trust fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Trust's current and accumulated earnings and profits.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end basis, plus certain undistributed amounts from previous years. The Trust anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax. If the Trust pays a dividend in January which was declared in the previous calendar quarter to shareholders of record on a date in such calendar quarter, then such dividend or distribution will be treated for tax purposes as received by the shareholders on December 31 of the previous year.

Shareholders will normally be subject to federal income taxes, and any state and/or local income taxes, on the dividends and distributions they receive from the Trust. Such dividends and distributions, to the extent they are derived from net investment income or short-term capital gains, are generally taxable to the shareholders as ordinary income regardless of whether the shareholder receives such distributions in additional Shares or in cash. It is not expected that any portion of such dividends and distributions will be eligible for the corporate dividends received deduction. Under current law, income dividends received by an individual shareholder may be taxed at the same rate as long-term capital gains. However, the Trust does not expect a significant portion of its dividends will be eligible for these reduced rates. Even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions of net long-term capital gains, if any, are taxable to the shareholders as long-term capital gains regardless of how long a shareholder has held the Trust's Shares and regardless of whether the distribution is received in additional Shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate Shareholders is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Shareholders will normally be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of their shares. A holder of Shares who either sells his or her Shares or, pursuant to a tender offer, tenders all Shares owned by such shareholder and any Shares considered owned by such shareholder under attribution rules contained in the Code will realize a taxable gain or loss depending upon such shareholder's basis in the Shares. Such gain or loss will generally be treated as capital gain or loss and will be long-term capital gain or loss if the Shares are held for more than one year. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. The ability to deduct capital losses may be limited under the Code.

If a tendering holder of Shares tenders less than all Shares owned by or attributed to such shareholder, and if the distribution to such shareholder does not otherwise qualify as a payment in exchange for stock, the proceeds received will be treated as a taxable dividend, return of capital or capital gain depending on the Trust's earnings and profits and the shareholder's basis in the tendered Shares. Also, if some tendering holders of Shares receive taxable dividends, there is a risk that non-tendering holders of Shares may be deemed to have received a distribution which may be a taxable dividend in whole or in part.

Any dividend or capital gains distribution received by a shareholder from an investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the Shares should be reduced below a shareholder's cost as a result of the distribution of realized long-term capital gains, such distribution would be in part an economic return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Shares immediately prior to a distribution record date.

Special tax rules may change the normal treatment of gains and losses recognized by the Trust when the Trust makes certain investments, such as when it invests in options, futures transactions, interest rate swaps, forward foreign currency exchange contracts and non-U.S. dollar-denominated investments. These special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Trust.

In addition, the Trust may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Trust may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Trust receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Trust level. Such distributions will be made from the available cash of the Trust or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Trust may realize a gain or loss from such sales. In the event the Trust realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

After the end of each calendar year, shareholders will receive information on their dividends and capital gains distributions for tax purposes.

To avoid being subject to 28% federal backup withholding on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' social security or taxpayer identification numbers must be furnished and certified as to their accuracy. Any withheld amount would be sent to the IRS as an advance tax payment and may be refundable, provided that the required information is timely furnished to the IRS.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Trust of investment income and short-term capital gains. For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2010, the Trust is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Trust as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Trust may withhold on some of these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

The after-tax returns of the Trust may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

The above discussion is only a brief summary of some of the significant tax consequences of investing in the Trust. Shareholders should consult their tax advisors regarding specific questions as to state or local taxes and as to the applicability of the foregoing to their current federal tax situation.

DESCRIPTION OF SHARES

General

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of beneficial interest, of $.01 par value. Share certificates will be issued to the holder of record of Shares upon request. Currently, Shares will be required to be held of record by the investor. The investor's broker may not be reflected as the record holder; however, arrangements for Shares to be held in "street name" may be implemented in the future.

Shareholders are entitled to one vote for each Share held and to vote on matters submitted to meetings of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of at least a majority of its Shares represented in person or by proxy at a meeting at which a quorum is present or by written consent without a meeting. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. Shares have no preemptive or conversion rights and when issued are fully paid and non-assessable.

The Trust's Declaration of Trust permits the Trustees to divide or combine the Shares into a greater or lesser number of Shares without thereby changing the proportionate beneficial interests in the Trust. Each Share represents an equal proportionate interest in the Trust with each other Share.

The Trust may be terminated (i) by the affirmative vote of the holders of 66% of its outstanding Shares or (ii) by an instrument signed by a majority of the Trustees and consented to by the holders of two-thirds of the Trust's outstanding Shares. Upon termination of the Trust, the Trustees will wind up the affairs of the Trust, the Trust's business will be liquidated and the Trust's net assets will be distributed to the Trust's shareholders on a pro rata basis. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust documents include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the nature of the Trust's assets and operations, the possibility of the Trust being unable to meet its obligations is remote. Given the above limitations on shareholders' personal liability and the Trust's ability to meet its indemnification obligations, in the opinion of Massachusetts counsel to the Trust, the risk to Trust shareholders of personal liability is remote.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust. Accordingly, the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Anti-Takeover Provisions

The Trust presently has certain anti-takeover provisions in its Declaration of Trust which could have the effect of limiting the ability of other entities or persons to acquire control of the Trust, to cause it to engage in certain transactions or to modify its structure. A Trustee may be removed from office by a written instrument signed by at least two-thirds of the remaining trustees or by a vote of the holders of at least 66% of the Shares. In addition, the affirmative vote or consent of the holders of 66% of the Shares of the Trust is required to authorize the conversion of the Trust from a closed-end to an open-end investment company, or generally to authorize any of the following transactions:

(i) merger or consolidation of the Trust with or into any other corporation, association, trust or other organization;

(ii) issuance of any securities of the Trust to any person or entity for cash;

(iii) sale, lease or exchange of all or any substantial part of the assets of the Trust, to any entity or person (except assets having an aggregate fair market value of less than $1,000,000, aggregating similar transactions over a twelve-month period); or

(iv) sale, lease or exchange to the Trust, in exchange for securities of the Trust, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000, aggregating similar transactions over a twelve-month period)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding Shares of the Trust. However, such 66% vote or consent will not be required with respect to the foregoing transactions where the Board of Trustees under certain conditions approves the transaction, in which case, with respect to (i) and (iii) above, a majority shareholder vote or consent will be required, and, with respect to (ii) and (iv) above, a shareholder vote or consent would be required.

The foregoing provisions will make more difficult a change in the Trust's management, or consummation of the foregoing transactions without the Trustee's approval, and would, in the event a secondary market were to develop in the Shares, have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. However, the Board of Trustees has considered these anti-takeover provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Trust to negotiate with its management regarding the price to be paid and facilitating the continuity of the Trust's management. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

YIELD INFORMATION

The Trust may, from time to time, publish its yield. The yield on Trust Shares normally will fluctuate. Therefore, the yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its Shares. The Trust's yield is affected by changes in prevailing interest rates, average portfolio maturity and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield over a stated period of time.

The yield of the Trust is computed by dividing the Trust's net investment income over a 30-day period by an average value (using the average number of Shares entitled to receive dividends and the net asset value per Share at the end of the period), all in accordance with the standardized yield formula prescribed by the SEC for open-end investment companies. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Trust's yield. For the 30-day period ended September 30, 2008, the Trust's yield, calculated pursuant to this formula, was 5.60%.

On occasion, the Trust may compare its yield to (i) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (ii) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (iii) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (iv) yield data published by Lipper Analytical

Services, Inc. or (v) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. In addition, the Trust may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. As with yield quotations, yield comparisons should not be considered representative of the Trust's yield or relative performance for any future period.

REPORTS TO SHAREHOLDERS

The Trust will send to shareholders semi-annual reports showing the Trust's portfolio and other information. An annual report, containing financial statements audited by independent auditors, together with their report thereon, will be sent to shareholders each year.

LEGAL COUNSEL

Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The September 30, 2008 financial statements of the Trust, incorporated by reference herein, have been so incorporated in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm.

REVENUE SHARING

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Trust, to Morgan Stanley & Co. and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries") in connection with the sale, distribution, marketing and retention of Trust Shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and other Intermediaries for, among other things, promoting the sale and distribution of Trust Shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of the Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Trust. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Trust and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Trust and/or some or all other Morgan Stanley Funds), the Trust's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley & Co., these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  On sales of Trust Shares (except purchases through 401(k) platforms) through the Morgan Stanley & Co. Mutual Fund Network:

•  The Investment Adviser compensates the Distributor at a rate of 2.75% of the purchase price of Shares purchased from the Trust. The Distributor may reallow to Morgan Stanley & Co. 2.5% of the purchase price of Shares of the Trust purchased by Morgan Stanley & Co. If such Shares remain outstanding after one year from the date of their initial purchase, the Investment Adviser shall compensate Morgan Stanley & Co. at an annual rate equal to 0.10% of the net asset value of the Shares sold and remaining outstanding. Such 0.10% fee will begin accruing after one year from the date of the initial purchase of the Shares.

(2)  On Trust Shares held directly in Morgan Stanley & Co.'s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record:

•  An amount equal to 0.11% of the value (at the time of sale) of gross sales of such Shares; and

•  An ongoing annual fee in an amount equal to 0.03% of the total average monthly net asset value of such Shares, which is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion.

(3)  On Trust Shares held in taxable accounts through any fee-based advisory program offered by Morgan Stanley & Co., an ongoing annual fee in an amount equal to 0.03% of the total average monthly net asset value of such Shares.

  With respect to sales of Trust Shares (except purchases through 401(k) platforms) through other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

•  The Investment Adviser compensates the Distributor at a rate of 2.75% of the purchase price of Shares purchased from the Trust. The Distributor may reallow to Intermediaries 2.5% of the purchase price of Shares of the Trust purchased by Intermediaries. If such Shares remain outstanding after one year from the date of their initial purchase, the Investment Adviser shall compensate other Intermediaries at an annual rate equal to 0.10% of the net asset value of the Shares sold and remaining outstanding. Such 0.10% fee will begin accruing after one year from the date of the initial purchase of the Shares.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley & Co. or other Intermediaries may provide Morgan Stanley & Co. and such other Intermediaries, and/or their financial advisors or other salespersons, with an incentive to favor sales of Shares of the Trust over other investment options with respect to which Morgan Stanley & Co. or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for Shares of the Trust or the amount that the Trust receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Trust Shares and should review carefully any disclosure provided by Morgan Stanley & Co. or another Intermediary as to its compensation.

ADDITIONAL INFORMATION

Trust Management

Other Accounts Managed by the Portfolio Managers

As of September 30, 2008:

Jinny Kim managed two registered investment companies with a total of approximately $883.1 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Jonathan Rabinowitz managed one registered investment company with a total of approximately $876.7 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Trust, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance based fee accounts over the Trust. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefit and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Trust invests, the Investment Adviser could be seen as harming the performance of the Trust for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base Salary Compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•  Cash Bonus.

•  Morgan Stanley's Long Term Incentive Compensation Program awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•  Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Trust.

•  Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•  Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Trust, the Trust's investment performance is measured against appropriate rankings or ratings prepared by Lipper Inc., Morningstar Inc. or similar independent services which monitor Trust performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three-and five-year periods.

•  Revenues generated by the investment companies, pooled investment vehicles and other accounts manages by the portfolio manager.

•  Contribution to the business objectives of the Investment Adviser.

•  The dollar amount of assets managed by the portfolio manager.

•  Market compensation survey research by independent third parties.

•  Other qualitative factors, such as contributions to client objectives.

•  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

As of September 30, 2008, the dollar range of securities beneficially owned by each Portfolio Manager was as follows:

Jinny Kim:	$10,001 - $50,000(1)
Jonathan Rabinowitz:	$10,001 - $50,000(1)

(1)  In addition, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

Code of Ethics

The Trust, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Trust, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions. The Code of Ethics can be reviewed and copied at the SEC's public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site http://www.sec.gov; or, upon payment of copying fees, by writing the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Trust is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates ("MSIM").

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Trust's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, are available without charge on our web site at www.morganstanley.com/msim. The Trust's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

Shareholder Inquiries

All inquiries regarding the Trust should be directed to the Trust at the telephone number or address set forth on the front cover of this Prospectus.

This Prospectus does not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction — Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services — RiskMetrics Group ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports.

•  General updating/corrective amendments to the charter, articles of association or bylaws.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

1.  Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

  i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

  ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committee.

c.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.  We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.  Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.  Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.  Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.  Proposals to limit directors' liability and/or broaden indemnification of directors: Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. Corporate Transactions and Proxy Fights

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. Changes in Capital Structure

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•  Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management proposals for higher dividend payouts.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E. Takeover Defenses and Shareholder Rights

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

F. Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G. Executive and Director Remuneration

1.  We generally support the following proposals:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.  We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues

We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. Fund of Funds

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

[APPENDIX A and APPENDIX B of the Proxy Voting Policy intentionally omitted]

Revised February 27, 2008

Appendix B DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE INC. — A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa  Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A  Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa  Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B  Obligations rated B are considered speculative and are subject to high credit risk.

Caa  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C  Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG  This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1  This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2  This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3  This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG  This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Rating Definitions

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, in as much as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•  Nature of and provisions of the obligation;

•  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C	Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated "CC" is currently highly vulnerable to nonpayment.

C	A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D	An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)	The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.

C  A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D  A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency And Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.